Exhibit 99.1

MBNA MASTER CREDIT CARD TRUST II SERIES 1994-A

KEY PERFORMANCE FACTORS
March 31, 1999



        Expected B Maturity                         9/15/99


        Blended Coupon                               5.1489%



        Excess Protection Level
          3 Month Average   6.15%
          March, 1999   6.74%
          February, 1999   6.07%
          January, 1999   5.64%


        Cash Yield                                  19.18%


        Investor Charge Offs                         5.12%


        Base Rate                                    7.32%


        Over 35 Day Delinquency                      4.94%


        Seller's Interest                            6.34%


        Total Payment Rate                          14.77%


        Total Principal Balance                     $ 40,628,355,078.94


        Investor Participation Amount               $ 760,000,000.00


        Seller Participation Amount                 $ 2,576,435,560.45